Exhibit 99.1

For Immediate Release

AUXILIUM CONTACTS:

Keri P. Mattox

(484) 321-5900

Nichol L. Ochsner

(484) 321-5900

Auxilium Announces Date for Special Meeting of Stockholders

CHESTERBROOK, Pa., Dec. 11, 2014 — Auxilium Pharmaceuticals, Inc. (NASDAQ: AUXL) today announced that it has scheduled a special meeting of its stockholders for 8:30 a.m. ET on Tuesday, January 27, 2015 to approve matters relating to the previously announced proposed merger with Endo International plc.

Auxilium stockholders of record at the close of business on December 23, 2014 will be mailed the proxy statement/prospectus in connection with the proposed merger and will be entitled to vote at the special stockholder meeting. The proxy statement/prospectus will be mailed to Auxilium stockholders on or about December 26, 2014.

The parties currently expect to complete the proposed merger promptly following approval by the Auxilium stockholders, subject to customary closing conditions.

About Auxilium:

Auxilium Pharmaceuticals, Inc. is a fully integrated specialty biopharmaceutical company with a focus on developing and commercializing innovative products for specialist audiences. With a broad range of first- and second-line products across multiple indications, Auxilium is an emerging leader in the men’s healthcare area and has strategically expanded its product portfolio and pipeline in orthopedics, dermatology and other therapeutic areas. Auxilium now has a broad portfolio of 12 approved products. Among other products in the U.S., Auxilium markets edex® (alprostadil for injection), an injectable treatment for erectile dysfunction, Osbon® ErecAid®, the leading device for aiding erectile dysfunction, STENDRA® (avanafil), an oral erectile dysfunction therapy, TESTOPEL® (testosterone pellets) a long-acting implantable testosterone replacement therapy, XIAFLEX® (collagenase clostridium histolyticum or CCH) for the treatment of Peyronie’s disease and XIAFLEX for the treatment of Dupuytren’s contracture, Testim® (testosterone gel) for the topical treatment of hypogonadism and an Authorized Generic version of Testim (testosterone gel) with its partner Prasco, LLC. Auxilium also has programs in Phase 2 clinical development for the treatment of Frozen Shoulder syndrome and cellulite. To learn more, please visit www.Auxilium.com.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION

This communication relates to a proposed business combination transaction between Endo International plc (“Endo”) and Auxilium Pharmaceuticals, Inc. (“Auxilium”).  In furtherance of this proposed transaction, Endo has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, declared effective by the SEC on December 11, 2014, containing a preliminary proxy statement/prospectus. In the coming days, promptly after filing its definitive proxy statement with the SEC, Auxilium will mail the definitive proxy statement to its stockholders in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF AUXILIUM ARE URGED TO READ THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to stockholders of Auxilium on or about December 26, 2014.  Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Endo through the web site maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

Endo and Auxilium and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Auxilium stockholders with respect to the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names and interests of Endo’s directors and executive officers in Endo Health Solutions Inc.’s (“EHSI”) Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 3, 2014, and Endo’s proxy statement for the 2014 Annual General Meeting of Shareholders, which was filed with the SEC on April 29, 2014. Security holders may obtain information regarding the names and interests of Auxilium’s directors and executive officers in Auxilium’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 28, 2014, Auxilium’s proxy statement for the 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2014, and the materials that will be filed with the SEC in connection with the proposed transaction. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction, the financing of the proposed transaction, Endo’s and Auxilium’s expected future performance (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans.  Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect Endo’s and Auxilium’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Although Endo and Auxilium believe that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward looking statements or information in this communication. Investors should note that many factors, as more fully described in the documents filed by Endo with the SEC and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”), and by Auxilium with the SEC, including under the caption “Risk Factors” in EHSI’s Form 10-K and Endo’s Form 10-Q and Form 8-K filings, and in Auxilium’s 10K, 10-Q and 8-K filings, as applicable, and as otherwise enumerated herein or therein, could affect future financial results and could cause actual results to differ materially from those expressed in forward-looking statements contained in this communication. Important factors that, individually or in the aggregate, could cause actual results to differ materially from expected and historical results include, but are not limited to:

•                  the failure to receive the required approval from Auxilium stockholders and applicable government and regulatory authorities (and the terms of those approvals);

•                  the risk that a condition to closing contemplated by the merger agreement may not be satisfied or waived;

•                  the ultimate outcome and results of integrating the operations of Endo and Auxilium, the ultimate outcome of Endo’s operating strategy applied to Auxilium and the ultimate ability to realize synergies and the magnitude of such synergies;

•                  the effects of the business combination of Endo and Auxilium, including the combined company’s future financial condition, operating results, strategy and plans;

•                  Endo’s ability to achieve significant upside potential for shareholders by accelerating the growth of Xiaflex® and other products of the resultant combined company;

•                  Endo’s ability to sustain and grow revenues and cash flow from operations in its markets and to maintain and grow its customer base, the need for innovation and the related capital expenditures and the unpredictable economic conditions in the United States and other markets;

•                  the impact of competition from other market participants;

•                  the development and commercialization of new products;

•                  the effects of governmental regulation on our business or potential business combination transaction;

•                  the availability and access, in general, of funds to meet Endo’s debt obligations prior to or when they become due and to fund its operations and necessary capital expenditures,

either through (i) cash on hand, (ii) free cash flow, or (iii) access to the capital or credit markets;  and

•                  Endo’s ability to comply with all covenants in its indentures and credit facilities, any violation of which, if not cured in a timely manner, could trigger a default of its other obligations under cross-default provisions.

All forward-looking statements attributable to Endo or Auxilium or any person acting on either of their behalf are expressly qualified in their entirety by this cautionary statement.  These forward-looking statements speak only as of the date hereof.  Neither Endo nor Auxilium assumes any obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law.

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